Exhibit 10.44

Confidential Treatment Requested by Tesla, Inc.

EXECUTION VERSION

AMENDMENT NO. 1
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 18, 2017, is entered into by and among TESLA 2014 WAREHOUSE SPV LLC, a Delaware limited liability company (the “Borrower”), TESLA FINANCE LLC, a Delaware limited liability company (“TFL”), the Lenders party hereto, the Group Agents party hereto, DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as paying agent (in such capacity the “Paying Agent”) and DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and is made in respect of the Amended and Restated Loan and Security Agreement, dated as of August 17, 2017(the “Loan Agreement”) among the Borrower, TFL, the Lenders party thereto, the Group Agents party thereto and the Administrative Agent.  Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement as amended hereby.

WHEREAS, the Borrower, the Lenders, the Group Agents and the Administrative Agent have agreed to amend the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Group Agents, the Administrative Agent and the Paying Agent agree as follows:

1.Amendments to Loan Agreement.  Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Loan Agreement is hereby amended as follows:

(a)Clauses (ii) and (iii) of the preamble to the Loan Agreement are amended and restated in their entirety as follows:

“(ii)Solely for purposes of Sections 2.11, 2.12, 6.03, 12.01, 12.13 and 12.22, TESLA FINANCE LLC, a Delaware limited liability company (“TFL”);

(iii)DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Paying Agent;”

(b)The Loan Agreement is hereby amended by deleting the phrase “RVPR” in each case it appears in the Loan Agreement and inserting in each case in lieu thereof the phrase “RVLR”.

(c)The Loan Agreement is hereby amended by deleting the phrase “Residual Value Performance Ratio” in each case it appears in the Loan Agreement and inserting in each case in lieu thereof the phrase “Residual Value Loss Ratio”.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(d)Section 1.01 of the Loan Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” shall mean October 18, 2017.

“Authorized Signatory” shall have the meaning set forth in Section 9.02.

“Extended Lease” shall mean an Eligible Lease as to which the original Lease Maturity Date has been extended.

“Extended Lease Limit” shall have the meaning specified in the Amended and Restated Fee Letter.

“Finco Paying Agent” shall mean the “Paying Agent,” as such term is defined in the Finco Warehouse Agreement.

“Paying Agent” shall mean the Person appointed as such pursuant to Section 9.01.

“Paying Agent Account” shall mean the account with such name established and maintained pursuant to Section 2.06.

(e)Section 1.01 of the Loan Agreement is amended by amending the definition of “Automotive Lease Guide” as follows:

(a)deleting from clause (a) the phrase “each Group Agent” and inserting in lieu thereof the  phrase “the Required Group Agents”; and

(b)inserting at the end of clause (b) thereof the phrase “and the Required Group Agents”.

(f)Section 1.01 of the Loan Agreement is hereby amended by (i) adding at the end of the definition of “Eligible Account” the phrase “or (iv) a segregated, non-interest bearing trust account established with the Paying Agent” and (ii) deleting the word “or” after clause (ii).

(g)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Eligible Lease” as follows:

(a)deleting the number “48” from clause (vii) thereof and inserting in lieu thereof the number “60”; and

(b)deleting clause (xiii) thereof in its entirety and inserting in lieu thereof a new clause (xiii) restating in its entirety as follows:

“(xiii)(A) the original Lease Maturity Date has not been extended to a date more than six (6) months after such original Lease Maturity Date and, if such original Lease Maturity Date has been extended, such extension was made in accordance with the Credit and Collection Policy and, at the time of such extension, there were no more than three scheduled payments remaining under such Lease and all scheduled payments due by the

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

related Lessee prior to the date of such extension have been paid in full, and (B) the other provisions of such Lease have not been adjusted, waived or modified, in each case in any material respect, except in accordance with the Credit and Collection Policy;”

(h)Section 1.01 of the Loan Agreement is hereby amended by deleting the definition “Eurodollar Rate” in its entirety and inserting in lieu thereof a new definition of “Eurodollar Rate” reading in its entirety as follows:

“Eurodollar Rate”  shall mean:

(i)with respect to any Lender in the Group for which Bank of America, N.A. is the Group Agent, for each day during any Interest Period, the rate of interest per annum determined by Bank of America, N.A. based on the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate) for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to one month (commencing on the date of determination of such interest rate) as published by a commercially available source providing quotations of such rate as selected by Bank of America, N.A. from time to time at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day (rounded upwards, if necessary, to the nearest 1/100 of 1%); provided, that if the foregoing calculation results in an interest rate per annum that is less than zero (0), the Eurodollar Rate determined pursuant to this clause (i) shall be deemed to be zero (0) for purposes of this Agreement;

(ii) with respect to any Lender in the Group for which Royal Bank of Canada is the Group Agent for each day during any Interest Period, (a) the rate per annum (carried out to the fifth decimal place) equal to the rate determined by Royal Bank of Canada to be the offered rate that appears on the page of the Reuters Screen on such day that displays an average British Bankers Association Interest Settlement Rate (such page currently being LIBOR01) for deposits in United States dollars with a term equivalent to one month; (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by Royal Bank of Canada to be the offered rate on such day on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in United States dollars (or, if such rate is not available on a successor or substitute service, such comparable rate published on such other service as selected by Royal Bank of Canada from time to time for purposes of providing quotations of interest rates applicable to United States dollar deposits in the London interbank market) with a term equivalent to one month; or (c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by Royal Bank of Canada on such day as the rate of interest at which Dollar deposits (for delivery on a date two Business days later than such day) in same day funds in the approximate amount of the applicable investment to be funded by reference to the LIBOR Rate and with a term equivalent to one month would be offered by its London Branch to major banks in the London interbank eurodollar market at their request; or

(iii) with respect to any Lender in any other Group, with respect to an Interest Period, an interest rate per annum equal to the rate for one-month deposits in Dollars, which rate is designated as “LIBOR01” on the Reuters Money 3000 Service as of 11:00 a.m., London time,

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

two (2) LIBOR Business Days prior to the first day of such Interest Period; provided, however, that (a) in the event that no such rate is shown, the LIBOR Rate shall be determined by reference to such other comparable available service for displaying Eurodollar rates as may be reasonably selected by the Administrative Agent; (b) in the event that the rate appearing on such page or as so determined by the Administrative Agent shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement, and (c) if no such service is available, the LIBOR Rate shall be the rate per annum equal to the average (rounded upward to the nearest 1/100th of 1%) of the rate at which the Administrative Agent offers deposits in Dollars at or about 10:00 a.m., New York City time, two (2) LIBOR Business Days prior to the beginning of the related Interest Period, in the interbank eurocurrency market where the eurocurrency and foreign currency and exchange operations in respect of its Eurodollar loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the applicable portion of the Loan Balance to be accruing interest at the LIBOR Rate during such Interest Period.”

(i)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Excess Concentration Amount” as follows:

(a)deleting at the end of clause (vii) thereof the word “and”;

(b)adding at the end of clause (viii) thereof the word “and”; and

(c)adding at the end thereof a new clause (ix) reading in its entirety as follows:

“(ix) the aggregate Securitization Value of all Warehouse SUBI Leases that are Extended Leases exceeds the Extended Lease Limit.”

(j)Section 1.01 of the Loan Agreement is hereby amended by deleting the number “$525,000,000” from the definition of “Facility Limit” and inserting in lieu thereof the number “$511,125,806.42”.

(k)Section 1.01 of the Loan Agreement is amended by deleting the definition “Fee Letter” in its entirety and inserting in lieu thereof the following definition of “Fee Letter” reading in its entirety as follows:

“Fee Letter” shall mean the Amended and Restated Fee Letter dated as of October 18, 2017 among TFL, the Borrower, the Administrative Agent, the Group Agents and the Lenders, setting forth the upfront fee and certain other fees and expenses payable to the Administrative Agent and the Lenders by TFL and the Borrower.

(l)Section 1.01 of the Loan Agreement is hereby amended by (i) deleting the word “Finco” from the definition of “Finco Borrower” and inserting in lieu thereof the word “LML” and (ii) inserting a comma (“,”) after the word “SPV” and before the word “LLC”.

(m)Section 1.01 of the Loan Agreement is hereby amended by adding the phrase “the Paying Agent,” to the definition of “Indemnified Parties” immediately after the phrase “shall mean the Administrative Agent, the Group Agents, the Lenders,”.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(n)Section 1.01 of the Loan Agreement is hereby amended by inserting at the end of the definition of “Lease Maturity Date” the phrase “, as such date may be extended.”

(o)Section 1.01 of the Loan Agreement is hereby amended by deleting the definition “Mark-to-Market MRM Residual Value” in its entirety and inserting in lieu thereof a new definition of “Mark-to-Market MRM Residual Value” reading in its entirety as follows:

“Mark-to-Market MRM Residual Value” shall mean, with respect to any Warehouse SUBI Leased Vehicle and the related Lease, as of any date, the lesser of (i) the expected value of such Leased Vehicle at the related Lease Maturity Date using a residual value estimate produced by Automotive Lease Guide (assuming that the vehicle is in “average” condition) based on the “Maximum Residualizable MSRP,” which consists of the MSRP of the typically equipped vehicle and value adding options, giving only partial credit or no credit for those options that add little or no value to the resale price of the vehicle, calculated as of the last day of the calendar month immediately preceding the most recent Mark to Market Adjustment Date prior to and, if applicable, including such date and (ii) the residual value estimate produced by Automotive Lease Guide (based as above) calculated as of the contract date of the related Lease; provided, however, that if the contract date of the related Lease for a Warehouse SUBI Lease is after the last day of the calendar month immediately preceding the most recent Mark-to-Market Adjustment Date, as of any date, then the initial Mark-to-Market MRM Residual Value for such Warehouse SUBI Lease shall be equal to the amount in clause (ii) above.”

(p)Section 1.01 of the Loan Agreement is hereby amended by deleting the number “$600,000,000” from the definition of “Maximum Facility Limit” and inserting in lieu thereof the number “$1,100,000,000.00”.

(q)Section 1.01 of the Loan Agreement is hereby amended by amending the definition of “Portfolio Performance Condition” as follows:

(a)for clause (ii), deleting the phrase “less than [***]” and inserting in lieu thereof the phrase “greater than [***]”; and

(b)for clause (y), deleting the phrase “greater than or equal to [***]” and inserting in lieu thereof the phrase “less than or equal to [***]”.

(r)Section 1.01 of the Loan Agreement is hereby amended by deleting the definition “Rating Agencies” in its entirety and inserting in lieu thereof a new definition of “Rating Agency” reading in its entirety as follows:

“Rating Agency” shall mean S&P, Moody’s, Fitch Inc., DBRS, Inc., Kroll Bond Rating Agency or any other nationally recognized statistical rating organization.

(s)Section 1.01 of the Loan Agreement is amended by deleting the definition “Residual Value Performance Ratio” in its entirety and inserting in lieu thereof a new definition of “Residual Value Loss Ratio” reading in its entirety as follows:

“Residual Value Loss Ratio ” shall mean, for any RVLR Calculation Date, and with respect to those Warehouse SUBI Leases which reached their respective Lease Maturity Dates

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

during or prior to such three consecutive Settlement Periods and for which Off-Lease Residual Value Net Liquidation Proceeds were received during the three consecutive Settlement Periods ended on the last day of the calendar month immediately preceding such RVLR Calculation Date, a fraction expressed as a percentage, (a) the numerator of which is the difference between the aggregate Base Residual Values of such Warehouse SUBI Leases and the aggregate Off-Lease Residual Value Net Liquidation Proceeds received with respect to such Warehouse SUBI Leases, and (b) the denominator of which is the aggregate Base Residual Values of such Warehouse SUBI Leases.”

(t)Section 1.01 of the Loan Agreement is hereby amended by deleting the definition “Responsible Officer” in its entirety and inserting in lieu thereof a new definition of “Responsible Officer” reading in its entirety as follows:

“Responsible Officer” shall mean with respect to (i) the Borrower or TFL, any of the president, chief executive officer, chief financial officer, treasurer or any vice president of the Borrower or TFL, as the case may be or (ii) the Paying Agent, any managing director, director, vice president, assistant vice president, associate or trust officer of the Paying Agent customarily performing functions with respect to corporate trust matters and, with respect to a particular matter under this Agreement, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case, having direct responsibility for the administration of this Agreement.”

(u)Section 1.01 of the Loan Agreement is hereby amended by deleting the definition “Short-Term Notes” in its entirety and inserting in lieu thereof a new definition of “Short-Term Notes” reading in its entirety as follows:

“Short-Term Notes” shall mean the short-term commercial paper notes issued or to be issued by or on behalf of a Conduit Lender (or, solely in the case of Salisbury Receivables Company LLC, by or on behalf of Sheffield Receivables Company LLC) to fund or maintain the Loans or investments in other financial assets.”

(v)Section 1.01 of the Loan Agreement is hereby amended by deleting the phrase “at the time of the origination of such Lease” from the definition of “TFL Residual Value” thereof.

(w)Section 1.01 of the Loan Agreement is hereby amended by deleting the following definitions: “Mark to Market Adjustment” and “Matured Lease”.

(x)Section 1.01 of the Loan Agreement is hereby amended by adding the phrase “the Paying Agent,” to the definition of “Withholding Agent” after the phrase “shall mean the Borrower,” and before the phrase “and the Administrative Agent”.

(y)Section 2.01 of the Loan Agreement is hereby amended as follows:

(a)deleting subclause (i) of clause (d) in its entirety and inserting in lieu thereof a new subclause (i) reading in its entirety as follows:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

“at least two (2) Business Days preceding each Warehouse SUBI Lease Allocation Date (or, in the case of the initial Warehouse SUBI Lease Allocation Date, on the Initial Loan Date), the Borrower and the Servicer shall deliver to the Administrative Agent an executed Notice of Warehouse SUBI Lease Allocation in substantially the form of Exhibit D to this Agreement, signed by an Authorized Signatory, together with a Pool Cut Report as to the related Lease Pool;” and

(b)deleting clause (e) in its entirety and inserting in lieu thereof new clauses (e), (f), (g), (i) and (j) reading in their entirety as follows:

“(e)If any Loan Request is delivered to the Administrative Agent, the Group Agents, the Lenders and the Paying Agent after noon, New York City time, two Business Days prior to the proposed Loan Increase Date, such Loan Request shall be deemed to be received prior to noon, New York City time, on the next succeeding Business Day and the proposed Loan Increase Date of such proposed Loan shall be deemed to be the second Business Day following such deemed receipt.  Any Loan Request shall be irrevocable and the Borrower may not request that more than one Loan be funded on any Business Day.

(f)If a Conduit Lender shall have elected not to make all or a portion of such Loan, the related Committed Lender shall make available on the applicable Loan Increase Date an amount equal to the portion of the Loan that such Conduit Lender has not elected to fund.

(g)Each Group’s ratable share of a Loan shall be made available to the Paying Agent, subject to the fulfillment of the applicable conditions set forth in Section 5.02, at or prior to 1:00 p.m., New York City time, on the applicable Loan Date, by deposit of immediately available funds to the Paying Agent Account. The Paying Agent shall promptly notify the Borrower in the event that any Lender either fails to make its portion of such funds available before such time or notifies the Paying Agent that it will not make its portion of such funds available before such time. Subject to the fulfillment of the applicable conditions set forth in Section 5.02, as determined by the Paying Agent, the Paying Agent will not later than 3:00 p.m., New York City time, on such Loan Increase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account specified in writing by the Borrower. If any Lender makes available to the Paying Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article, and such funds are not made available to the Borrower by the Paying Agent because the conditions to the applicable Loan set forth in Section 5.02 are not satisfied or waived in accordance with the terms hereof, the Paying Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(h)In the event that, notwithstanding the fulfillment of the applicable conditions set forth in Section 5.02 hereof with respect to a Loan, a Conduit Lender elected to make an advance on a Loan Increase Date but failed to make its portion of the Loan available to the Paying Agent when required by this Section 2.01, such Conduit Lender shall be deemed to have rescinded its election to make such advance, and neither the Borrower nor any other party shall have any claim against such Conduit Lender by reason of its failure to timely make such purchase. In any such case, the Paying Agent shall give

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

notice of such failure not later than 1:30 p.m., New York City time, on the Loan Increase Date to the Borrower, which notice shall specify (i) the identity of such Conduit Lender and (ii) the amount of the Loan which it had elected but failed to make. Subject to receiving such notice, the related Committed Lender shall advance a portion of the Loan in an amount equal to the amount described in clause (ii) above, at or before 2:00 p.m., New York City time, on such Loan Increase Date and otherwise in accordance with this Section 2.01. Subject to the Paying Agent’s receipt of such funds, the Paying Agent will not later than 4:00 p.m., New York City time, on such Loan Increase Date make such funds available, in the same type of funds received, by wire transfer thereof to the account specified in writing by the Borrower.

(i)The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(j)After the Borrower delivers a Loan Request pursuant to Section 5.02, a Lender (or its Group Agent) may, not later than 4:00 p.m. (New York time) on the Business Day after the Borrower’s delivery of such Loan Request, deliver a written notice (a “Delayed Funding Notice”, the date of such delivery, the “Delayed Funding Notice Date” and such Lender, a “Delaying Lender”) signed by an Authorized Signatory to the Borrower, the Paying Agent and the Administrative Agent of its intention to fund its share of the related Loan Increase (such share, the “Delayed Amount”) on a date (the date of such funding, the “Delayed Funding Date”) that is on or before the thirty-fifth (35th) day following the date of the proposed Loan Increase Date (or if such day is not a Business Day, then on the next succeeding Business Day) rather than on the requested Loan Increase Date.  Any Group containing a Delaying Lender shall be referred to as a “Delaying Group” with respect to such Loan Increase Date.  On each Delayed Funding Date, subject to the satisfaction of the conditions set forth in Section 5.02, the Committed Lenders shall (or, in the case of a Group with a Conduit Lender, the Conduit Lender in such Group may in its sole discretion) fund their ratable amounts of such requested Loans.  Notwithstanding anything to the contrary contained in this Agreement or any other Related Document, the parties acknowledge and agree that the failure of any Lender to fund its Loan on the requested Loan Increase Date will not constitute a default on the part of such Lender if any Delaying Lender has timely delivered a Delayed Funding Notice signed by an Authorized Signatory to the Borrower with respect to such Loan Request. Nothing contained herein shall prevent the Borrower from revoking any Loan Request related to any Delayed Funding Notice.”

(z)Section 2.03 of the Loan Agreement is hereby amended as follows:

(a)inserting the phrase “, the Paying Agent” after the phrase “No later than the second Business Day of each month, each Group Agent will provide the Borrower, the Servicer,”; and

(b)inserting the phrase “each Lender in” after the phrase “(or estimated to be due) to” and immediately before the phrase “its Group pursuant to this Agreement”.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(aa)Section 2.04(c) of the Loan Agreement is hereby amended as follows:

(a)deleting subclause (iii) in its entirety and inserting in lieu thereof a new subclause (iii) reading in its entirety as follows:

“third, on a pari passu basis, (x) to the Trustee Bank (to the extent not previously paid by TFL), for the payment of accrued and unpaid fees of the Trustee Bank of $2,000 per annum, (y) to the depositary institutions where the Reserve Account and the Warehouse SUBI Collection Account are maintained for payment of accrued and unpaid maintenance fee of up to $275 per month per account, or $450 per month per account during the continuance of an Event of Default, (z) to the Back-Up Servicer for the payment of the accrued and unpaid Back-Up Servicing Fees and (xx) to the Paying Agent for the payment of accrued and unpaid fees of the Paying Agent of $875 per month;”

(b)deleting subclause (iv) in its entirety and inserting in lieu thereof a new subclause (iv) reading in its entirety as follows:

“fourth, on a pari passu basis, (x) to the Trustee Bank (to the extent not previously paid by TFL), for the payment of out-of-pocket expenses incurred by the Trustee Bank and the indemnities owed to the Trustee Bank; provided, that the aggregate amount distributed pursuant to this subclause (x) shall not exceed $100,000 per calendar year; (y) to the Back-Up Servicer for the payment of out-of-pocket expenses incurred by the Back-Up Servicer and the indemnities owed to the Back-Up Servicer; provided, that the aggregate amount distributed pursuant to this subclause (y) shall not exceed $25,000 per calendar year; (z) to the Paying Agent for the payment of out-of-pocket expenses incurred by the Paying Agent and the indemnities owed to the Paying Agent; provided that the aggregate amount distributed pursuant to subclause (z) shall not exceed $25,000 per calendar year;”

(c)deleting subclause (v) in its entirety and inserting in lieu thereof a new subclause (v) reading in its entirety as follows:

“fifth, on a pari passu basis and pro rata based on the applicable amounts payable under subclauses (x) and (y) of this clause fifth, (x) to the Paying Agent (for the account of the Lenders), the Interest Distributable Amount, and (y) to each applicable provider of an Interest Rate Hedge, any Interest Rate Hedge Payments and Interest Rate Hedge Termination Payment required to be paid by the Borrower, to the extent not previously paid;”

(d)deleting subclause (vi) in its entirety and inserting in lieu thereof a new subclause (vi) reading in its entirety as follows:

“sixth, on a pari passu basis and pro rata to the Paying Agent (for the account of the Lenders), the Principal Distributable Amount;”

(e)for subclause (viii), adding at the end thereof the phrase “and the Paying Agent;”;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(f)for subclause (ix), inserting the phrase “, the Paying Agent” after the phrase “and not otherwise paid to the Trustee Bank, the Back-up Servicer” and before the phrase “or Successor Servicer,” and

(g)deleting the second paragraph after subclause (x) and before clause (d) in its entirety and inserting in lieu thereof a new paragraph reading in its entirety as follows:

“In approving or giving any distribution instructions under this Section 2.04(c), each of the Administrative Agent and the Paying Agent shall be entitled to rely conclusively on the most recent Settlement Statement provided to it pursuant to Section 2.08 and shall incur no liability to any Person in connection with relying on such Settlement Statements or if the Administrative Agent or the Paying Agent makes different payments or makes no payments if the Administrative Agent or the Paying Agent has concerns that the Settlement Statement might be incorrect.”.

(bb)Section 2.05 of the Loan Agreement is hereby amended by deleting Section 2.05 in its entirety and inserting in lieu thereof a new Section 2.05 reading in its entirety as follows:

“Payments and Computations, Etc.  All amounts to be paid or deposited by the Borrower or the Servicer to a Lender Party (whether for its own account or for the account of another Lender Party) shall be paid or deposited to the Paying Agent Account no later than 10:00 a.m. (New York time) on the day when due in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, in an amount in immediately available funds which (together with any amounts then held by the Paying Agent and available for that purpose) shall be sufficient to pay the amount becoming due on such date; provided that any such payment or deposit received after 10:00 a.m. (New York time) on any day shall be deemed to be paid by the Borrower or the Servicer on the next Business Day. The Paying Agent shall promptly distribute the amount received to the applicable Lender. The Borrower shall confirm by facsimile or electronically in PDF format on the day payment is due to be made to the Paying Agent that it has issued irrevocable payment instructions for the transfer of the relevant sum due to the Paying Agent Account. The Paying Agent acknowledges that it does not have any interest in any such funds held by it in trust deposited hereunder but is serving as Paying Agent only.  The Paying Agent shall be under no liability for interest on any money received by it hereunder.  The Paying Agent shall not be required to use or risk its own funds in making any payment on the Loans.  All sums to be paid or deposited by the Borrower or the Servicer to the Paying Agent hereunder shall be paid to the Paying Agent Account or such account with such bank as the Paying Agent may from time to time notify the Borrower in writing not less than three Business Days before any such sum is due and payable. The Borrower shall, to the extent permitted by law, pay to each Lender Party, on the first Payment Date that is at least ten (10) days after demand therefor, interest on all amounts not paid or deposited when due to such Lender Party hereunder at a rate equal to the Default Rate.  The Paying Agent shall remit funds to each Lender in accordance with this Agreement and the wiring instructions provided by such Lender (or its related Group Agent) to the Paying Agent.”

(cc)Section 2.06 of the Loan Agreement is hereby amended as follows:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(a)inserting the phrase “and Paying Agent Account” after the phrase “Reserve Account” in the title of Section 2.06;

(b)re-alphabetizing clause (b) to clause (c) and inserting in lieu thereof a new clause (b) reading in its entirety as follows:

“The Borrower shall cause to be established and maintained in the name of the Borrower for the benefit of the Secured Parties with the Paying Agent an Eligible Account as the Paying Agent Account. Funds on deposit in the Paying Agent Account shall remain uninvested.”.

(dd)Section 2.08 of the Loan Agreement is hereby amended as follows:

(a)inserting the phrase “and the Paying Agent” after the phrase “On or before the Determination Date in each month, the Servicer shall prepare and forward to the Administrative Agent”; and

(b)deleting subclause (iii) in its entirety and inserting in lieu thereof a new subclause (iii) in its entirety as follows:

“each Settlement Statement delivered on a Quarterly Report Date shall include a calculation of the most recent Mark-to-Market MRM Residual Values of the Warehouse SUBI Leases.”

(ee)Section 2.09 of the Loan Agreement is hereby amended as follows:

(a)deleting clause (b) in its entirety and inserting in lieu thereof a new clause (b) reading in its entirety as follows:

“From time to time in its sole discretion, the Borrower may provide notice, signed by an Authorized Signatory, to the Administrative Agent, the Paying Agent and each Group Agent that it wishes to remove from the Collateral and reallocate to the UTI or another SUBI (including the LML SUBI) the Securitization Take-Out Collateral.  Any such removal and reallocation of Securitization Take-Out Collateral (each a “Securitization Take-Out”) shall be subject to the following additional terms and conditions.”

(b)in subclause (b)(i)(A), (A) inserting the phrase “, the Paying Agent” after the phrase “The Borrower shall have given the Administrative Agent” and (B) inserting the phrase “signed by an Authorized Signatory,” after the phrase “in the form of Exhibit F hereto”;

(c)in subclause (b)(vi), (A) deleting the term “Administrative Agent” and inserting in lieu thereof the term “Paying Agent”, (B) inserting the phrase “(for the account of the Lenders)” immediately after the phrase “On the related Securitization Take-Out Date the Paying Agent” and (C) inserting the phrase “in the Paying Agent Account” after the phrase “shall have received” and before the phrase “, in immediately available funds,”; and

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(d)in subclause (b)(viii), inserting the phrase “and the Paying Agent” after the phrase “(including fees and expenses of counsel) of the Lender Parties”.

(ff)Section 2.11 of the Loan Agreement is hereby amended as follows:

(a)in subclause (a)(i), inserting the phrase “signed by an Authorized Signatory” after the phrase “(such notice, “Maximum Facility Limit Increase Notice”)”; and

(b)in subclause (b)(i), inserting the phrase “signed by an Authorized Signatory” after the phrase “(such notice, “Maximum Facility Limit Reduction Notice”)”.

(gg)Section 2.12 of the Loan Agreement is hereby amended by inserting the phrase “signed by an Authorized Signatory” in subclause (a)(i) after the phrase “(such notice, “Maximum Facility Limit Reallocation Notice”)”.

(hh)Section 2.13 of the Loan Agreement is hereby amended by inserting the phrase “, the Paying Agent” after the phrase “prior notice to the Administrative Agent” and before the phrase “and each Group Agent, provided that (i)”.

(ii)Section 2.15 of the Loan Agreement is hereby inserted at the end of Article II reading in its entirety as follows:

“SECTION 2.15 Register.

(a)On or prior to the Amendment No. 1 Effective Date, the Administrative Agent will provide to the Paying Agent a complete and correct list of the Lenders, which list shall be provided in a format agreed to by the Administrative Agent and the Paying Agent and shall include the following information: (i) full name of the Lender; (ii) complete mailing address of the Lender; (iii) payment instructions for making payments to the Lender in respect of the Loans and (iv) appropriate Tax ID form.  The Paying Agent shall be entitled to conclusively rely on the accuracy of such information provided by the Administrative Agent. At any time after the Amendment No. 1 Effective Date, the Paying Agent shall provide to the Borrower, TFL, the Administrative Agent or any Group Agent from time to time at its reasonable request a complete and correct list of the Lenders and shall include the following information: (i) full name of the Lender; (ii) complete mailing address of the Lender; (iii) payment instructions for making payments to the Lender in respect of the Loans and (iv) appropriate Tax ID form. Each Lender agrees that all notices from such Lender for changes of name, address, contact details or payment details of the Lenders shall be sent to the Paying Agent at the Paying Agent’s address as set forth in Section 12.05.

(b)From and after the Amendment No. 1 Effective Date, the Paying Agent shall, acting solely for this purpose as an agent of the Borrower, maintain at its address referred to in Section 12.05 (or such other address of the Paying Agent notified by the Paying Agent to the other parties hereto) a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Committed Lenders and the Conduit Lenders, the Commitment Amount of each Committed Lender and the aggregate outstanding principal amount (and stated interest) of the Loans of each Conduit Lender

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Confidential Treatment Requested by Tesla, Inc.

and Committed Lender from time to time (the “Register”).  The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Servicer, the Administrative Agent, the Paying Agent, the Group Agents, the Conduit Lenders and the Committed Lenders shall treat each Person whose name is recorded in the Register as a Committed Lender or Conduit Lender, as the case may be, under this Agreement for all purposes of this Agreement.  Any of the Borrower, the Servicer, the Administrative Agent, any Group Agent, any Conduit Lender or any Committed Lender may request a copy of the Register from the Paying Agent at any reasonable time and from time to time upon reasonable prior notice.”

(jj)Section 3.01 of the Loan Agreement is hereby amended by inserting the phrase “, Warehouse SUBI Supplement” in subclause (a)(i) after the phrase ‘Warehouse SUBI Sale Agreement” and before the phrase “and all other Transaction Documents”.

(kk)Section 5.02 of the Loan Agreement is hereby amended as follows:

(a)deleting clause (d) in its entirety and inserting in lieu thereof a new clause (d) reading in its entirety as follows:

“At least two (2) Business Days preceding each Loan Increase Date following the Initial Loan Date, the Borrower shall have delivered (i) to the Administrative Agent, the Paying Agent, each Group Agent and each Lender set forth on the Register an electronic copy of (A) a Loan Request in substantially the form of Exhibit A to this Agreement (without the Pool Cut Report referenced therein) and (B) if such Loan Increase Date is also a Warehouse SUBI Lease Allocation Date, a “Notice of Warehouse SUBI Lease Allocation” in substantially the form of Exhibit D to this Agreement, and (ii) to the Administrative Agent, the Paying Agent and each Group Agent (A) a duly executed copy of the Loan Request and, if applicable, the Notice of Warehouse SUBI Lease Allocation given pursuant to preceding clause (i) (which notice may be delivered by email with hard copy to follow promptly) and (B) a Pool Cut Report as to all Leases included in the Warehouse SUBI (including the Lease Pool (if any) to be allocated to the Warehouse SUBI on such Loan Increase Date if such Loan Increase Date is a Warehouse SUBI Lease Allocation Date);”; and

(b)in clause (h), adding at the end of the clause the phrase “; provided that the Reserve Account may be funded following the making of the Loan so long as the Reserve Account is funded on the same date as of the Loan” before the word “and”;

(ll)Section 6.03 of the Loan Agreement is hereby amended by deleting the term “Deutsche Bank AG, New York Branch, or Citibank, N.A.” from clause (a) and inserting in lieu thereof the phrase “any Lender or Group Agent”.

(mm)Section 8.01 of the Loan Agreement is hereby amended by deleting the word “less” and inserting in lieu thereof the word “greater”.

(nn)Section 8.02 of the Loan Agreement is hereby amending by deleting the phrase “(g) or (h) (due to a Servicer Default under clause (f) of the definition thereof in Section

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Confidential Treatment Requested by Tesla, Inc.

1.1 of the Warehouse SUBI Servicing Agreement” from clause (a) and inserting in lieu thereof the letter “(f)”.

(oo)Article IX of the Loan Agreement is hereby amended by deleting Article IX in its entirety and inserting in lieu thereof a new Article IX reading as follows:

“THE ADMINISTRATIVE AGENT AND THE PAYING AGENT

SECTION 9.01  Authorization and Action.  Each Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto.  Effective as of the Amendment No. 1 Effective Date, the Borrower hereby appoints Deutsche Bank Trust Company Americas, acting through its office at 60 Wall Street, New York, New York 10005, as the registrar and paying agent in respect of the Loans (together with any successor or successors as such registrar and paying agent qualified and appointed in accordance with this Article IX, the “Paying Agent”), upon the terms and subject to the conditions set forth herein, and Deutsche Bank Trust Company Americas hereby accepts such appointment. The Paying Agent shall have the powers and authority granted to and conferred upon it herein, and such further powers and authority to act on behalf of the Borrower as the Borrower and the Paying Agent may hereafter mutually agree in writing.  Neither the Administrative Agent nor the Paying Agent shall have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against the Administrative Agent or the Paying Agent.  The Administrative Agent and the Paying Agent do not assume, nor shall either of them be deemed to have assumed, any obligation to, or relationship of trust or agency with, Tesla, Inc., TFL, LML or any Tesla Party, the Conduit Lenders, the Committed Lenders or the Group Agents, except for any obligations expressly set forth herein; provided that all funds held by the Paying Agent for payment of principal of or interest (and any additional amounts) on the Loans shall be held in trust by the Paying Agent, and applied as set forth herein.  Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall the Administrative Agent or the Paying Agent ever be required to take any action which exposes the Administrative Agent or the Paying Agent, respectively,  to personal liability or which is contrary to any provision of any Transaction Document or applicable law.  Upon receiving a notice, report, statement, document or other communication from the Borrower or the Servicer pursuant to Section 2.01(d)(i), Section 2.01(d)(iii), Section 2.08, Section 6.03(a), Section 6.03(c) or Section 7.02(c), the Administrative Agent shall promptly deliver to each Group Agent a copy of such notice, report, statement, document or communication. The Administrative Agent shall at all times also be the TFL Administrative Agent. The Paying Agent shall at all times also be the TFL Paying Agent. The Paying Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Borrower or the Lenders, unless such Borrower or Lender shall have offered to the Paying Agent security or indemnity reasonably satisfactory to the Paying Agent against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.  The Paying Agent shall not be responsible for, and makes no representation as to the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any documents or other instruments, or for the creation, perfection, filing, priority, sufficiency or protection of any liens securing the Loans.  The Paying Agent shall incur no liability for not performing any act or

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Paying Agent (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

SECTION 9.02  Administrative Agent’s and Paying Agent’s Reliance, Etc.  Neither the Administrative Agent nor the Paying Agent or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent or as Paying Agent under or in connection with this Agreement (including the Administrative Agent’s servicing, administering or collecting Warehouse SUBI Assets in the event it replaces the Servicer in such capacity pursuant to Article VII), in the absence of its or their own gross negligence or willful misconduct.  Without limiting the generality of the foregoing, each of the Administrative Agent and Paying Agent: (a) may consult with legal counsel (including counsel for a Group Agent, the Borrower or the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Group Agent or Lender (whether written or oral) and shall not be responsible to any Group Agent or Lender for any statements, warranties or representations (whether written or oral) made by any other party in or in connection with this Agreement; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of any Tesla Party, LML, TFL or Tesla, Inc. or to inspect the property (including the books and records) of any Tesla Party, LML, TFL or Tesla, Inc.; (d) shall not be responsible to any Group Agent or Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (e) shall be entitled to rely, and shall be fully protected in so relying, upon any notice, consent, certificate, report, Settlement Statement, information, direction or other instrument or writing (which may be by telecopier or electronic mail) signed by an authorized signatory of the Borrower, TFL, the Administrative Agent, any Group Agent or any Lender, respectively (each, an “Authorized Signatory”) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 9.03  Administrative Agent and Paying Agent and Their Affiliates.  With respect to any Loan or interests therein owned by any Lender that is also the Administrative Agent or also the Paying Agent, such Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent.  The Administrative Agent, the Paying Agent and any of their respective Affiliates may generally engage in any kind of business with Tesla, Inc., TFL, LML and each Tesla Party, any of their respective Affiliates and any Person who may do business with or own securities of Tesla. Inc., TFL, LML or any Tesla Party or any of their respective Affiliates, all as if the Administrative Agent were not the Administrative Agent and as if the Paying Agent were not the Paying Agent hereunder and without any duty to account therefor to any other Secured Party.

SECTION 9.04  Indemnification of Administrative Agent and Paying Agent.  Each Committed Lender agrees to indemnify the Administrative Agent and the Paying Agent (to the extent not reimbursed by the Tesla Parties), ratably according to the respective Percentage of such Committed Lender, from and against any and all liabilities, obligations, losses, damages, penalties,

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent or the Paying Agent, as applicable, in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by the Administrative Agent or the Paying Agent under this Agreement or any other Transaction Document, including, without limitation, any claim commenced by the Administrative Agent or the Paying Agent to enforce such indemnification obligation and any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement of any kind incurred by the Administrative Agent or the Paying Agent, as applicable, in connection with taking action or omitting to take any action at the direction of any Group Agent or Lender; provided that no Committed Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or the Paying Agent’s gross negligence or willful misconduct.  The obligations under this Section shall survive the termination of this Agreement and the resignation or removal of the Administrative Agent or Paying Agent, as applicable.

SECTION 9.05  Delegation of Duties.  Each of the Administrative Agent and the Paying Agent may execute any of their respective duties through agents or attorneys-in-fact and shall each be entitled to advice of counsel concerning all matters pertaining to such duties.  Neither the Administrative Agent nor the Paying Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 9.06  Action or Inaction by Administrative Agent or Paying Agent. Each of the Administrative Agent and the Paying Agent shall in all cases be fully justified in failing or refusing to take action under any Transaction Document unless it shall first receive such advice or concurrence of the Group Agents and assurance of its indemnification by the Committed Lenders, as it deems appropriate.  Each of the Administrative Agent and the Paying Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or at the direction of the Group Agents and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and the Group Agents.

SECTION 9.07  Notice of Certain Information or Events of Default; Action by Administrative Agent or Paying Agent.  Neither the Administrative Agent nor the Paying Agent shall be deemed to have knowledge or notice of any fact, claim or demand or the occurrence of any Servicer Default, Default or Event of Default unless the Administrative Agent or a Reponsible Officer of the Paying Agent has received notice from any Group Agent, Lender or the Borrower of such fact, claim or demand or stating that a Servicer Default, Default or Event of Default has occurred hereunder and describing such Servicer Default, Default or Event of Default.  If the Administrative Agent or a Responsible Officer of the Paying Agent receives such a notice, either shall promptly give notice thereof to each Group Agent, whereupon each Group Agent shall promptly give notice thereof to its respective Conduit Lender(s) and Related Committed Lenders.  The Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, concerning a Servicer Default, Default or Event of Default or any other matter hereunder as the Administrative Agent deems advisable and in the best interests of the Secured Parties.  Any other provision of this Agreement to the contrary notwithstanding, the Paying Agent

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Confidential Treatment Requested by Tesla, Inc.

shall have no notice of and shall not be bound by the terms and conditions of any other document or agreement unless the Paying Agent is a signatory party to such document or agreement.

SECTION 9.08  Non-Reliance on Administrative Agent, Paying Agent and Other Parties.  Each Group Agent and Lender expressly acknowledges that neither the Administrative Agent nor the Paying Agent or any of their respective directors, officers, agents or employees has made any representations or warranties to it and that no act by the Administrative Agent or the Paying Agent hereafter taken, including any review of the affairs of Tesla, Inc., TFL, LML and the Tesla Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Paying Agent.  Each Lender represents and warrants to each of the Administrative Agent and the Paying Agent that, independently and without reliance upon either the Administrative Agent, the Paying Agent or any Group Agent or any other Lender and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Tesla, Inc., TFL, LML and each Tesla Party and the Warehouse SUBI Assets and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document.  Except for items expressly required to be delivered under any Transaction Document by either the Administrative Agent or the Paying Agent, as applicable, to any Group Agent or Lender, neither the Administrative Agent nor the Paying Agent shall have any duty or responsibility to provide any Group Agent or Lender with any information concerning Tesla, Inc., TFL, LML and the Tesla Parties or any of their Affiliates that comes into the possession of the Administrative Agent, the Paying Agent or any of their respective directors, officers, agents, employees, attorneys-in-fact or Affiliates.

SECTION 9.09  Compensation. Each of the Administrative Agent and the Paying Agent shall be entitled to the compensation to be agreed upon with the Borrower in writing, as may be amended from time to time as the parties hereto may agree, for all services rendered by it, and the Borrower agrees promptly to pay such compensation and to reimburse the Administrative Agent and the Paying Agent for out-of-pocket expenses (including legal fees and expenses) incurred by it in connection with the services rendered by it hereunder, as and to the extent agreed upon with the Borrower and subject to the terms of this Agreement, including Section 2.04 . The obligations of the Borrower under this Section 9.09 shall survive the payment of the Loans and the resignation or removal of either the Administrative Agent or the Paying Agent and the termination of this Agreement.

SECTION 9.10 Authorized Signatory. Except as otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Borrower, TFL, the Administrative Agent, any Group Agent or any Lender made or given under any provision of this Agreement, shall be sufficient if signed by an Authorized Signatory.  From time to time the Borrower and TFL will furnish the Paying Agent with a certificate as to the incumbency and specimen signatures of persons who are then Authorized Signatories.  Until the Paying Agent receives a subsequent certificate from the Borrower or TFL, the Paying Agent shall be entitled to conclusively rely on the last such certificate delivered to them for purposes of determining the Authorized Signatories.

SECTION 9.11  Successor Administrative Agent or Paying Agent.

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Confidential Treatment Requested by Tesla, Inc.

(a)Resignation of Administrative Agent

(i)The Administrative Agent may, upon at least thirty (30) days’ notice to the Borrower, the Servicer and each Group Agent, resign as Administrative Agent; provided it also resigns as TFL Administrative Agent.  Except as provided below, such resignation shall not become effective until a successor Administrative Agent is appointed by the Group Agents as a successor Administrative Agent and as a successor TFL Administrative Agent and has accepted such appointment.  If no successor Administrative Agent shall have been so appointed by the Group Agents, within thirty (30) days after the departing Administrative Agent’s giving of notice of resignation, the departing Administrative Agent may, on behalf of the Secured Parties, appoint a successor Administrative Agent.  If no successor Administrative Agent shall have been so appointed by the Group Agents within sixty (60) days after the departing Administrative Agent’s giving of notice of resignation, the departing Administrative Agent may, on behalf of the Group Agents, petition a court of competent jurisdiction to appoint a successor Administrative Agent, which successor Administrative Agent shall be either (i) a commercial bank having a combined capital and surplus of at least $250,000,000 and short-term debt ratings of at least “A-1” from S&P and “P-1” from Moody’s or (ii) an Affiliate of such an institution, and in either case shall also be the TFL Administrative Agent.

(b)Resignation or Removal of Paying Agent

(i)The Paying Agent may at any time resign by giving written notice of its resignation to the Borrower, the Administrative Agent and the Group Agents specifying the date on which its resignation shall become effective, subject to the conditions set forth below; provided that such date shall be at least 30 days after the receipt of such notice by the Borrower, the Administrative Agent and the Group Agents unless such parties agree in writing to accept shorter notice.   The Borrower may, at any time and for any reason with the written consent of the Administrative Agent and upon at least 30 days written notice to that effect (provided that no such notice shall expire less than 15 days before or 15 days after any Payment Date) remove the Paying Agent and appoint a successor Paying Agent by written instrument in duplicate signed on behalf of the Borrower, one copy of which shall be delivered to the Paying Agent being removed and one copy to the successor Paying Agent.  Upon resignation or removal, the Paying Agent shall be entitled to the payment by the Borrower of its compensation for the services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses (including reasonable legal fees and expenses) incurred in connection with the services rendered by it hereunder, as and to the extent agreed upon with the Borrower.

(ii)In case at any time the Paying Agent shall resign, or shall be removed, or shall become incapable of acting, or be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law, or if a

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

receiver of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor to the Paying Agent shall be appointed by the Borrower by an instrument in writing that is consented to in writing by the Administrative Agent (which consent shall not be unreasonably withheld or delayed).  Upon the appointment as aforesaid of a successor to the Paying Agent and acceptance by it of such appointment, the Paying Agent so superseded shall cease to be Paying Agent hereunder.  If, after 90 days from the resignation or removal of the Paying Agent, no successor to such Paying Agent shall have been so appointed, or if so appointed, shall not have accepted appointment as hereinafter provided, any Lender or Group Agent, or such Paying Agent (at the expense of the Borrower) may petition any court of competent jurisdiction for the appointment of a successor to such Paying Agent.

(iii)Any corporation or bank into which the Paying Agent may be merged or converted, or with which the Paying Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Paying Agent shall be a party, or any corporation or bank to which the Paying Agent shall sell or otherwise transfer all or substantially all of its assets and business, or any corporation or bank succeeding to the corporate trust business of the Paying Agent shall be the successor to the Paying Agent hereunder, without the execution or filing of any document or any further act on the part of the parties hereto.

(iv)Any successor Paying Agent hereunder, if other than the Borrower, shall be a bank or trust company organized and doing business under the laws of the United States of America or of the State of New York, in good standing, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of US $250,000,000, and in either case shall also be the TFL Paying Agent.

(c)Successor Requirements and Responsibilities.

(i)The Borrower and any Administrative Agent or Paying Agent that resigns or is terminated pursuant to clause (a) or clause (b) above shall cooperate with the applicable successor Administrative Agent or successor Paying Agent, as applicable, and shall use commercially reasonable efforts, in each case, to facilitate the appointment of such successor as the Administrative Agent or the Paying Agent hereunder (including by entering into such amendments to the Control Agreements and other Transaction Documents and authorizing the filing of amendments to financing statements, in each case, as are reasonably requested by the successor Administrative Agent or the successor Paying Agent to reflect such succession).

(ii)Upon such acceptance of its appointment as Administrative Agent or Paying Agent hereunder by a successor Administrative Agent or successor Paying Agent, as applicable, such successor Administrative Agent or successor Paying Agent shall succeed to and become vested with all the rights and duties of the resigning or terminated Administrative Agent or Paying Agent, as applicable, and the resigning or terminated Administrative Agent or resigning or termination Paying Agent shall be discharged from its duties and obligations under the Transaction Documents.  After the

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

resignation or termination of the Administrative Agent or the Paying Agent under this Section 9.11, the provisions of Article XI and this Article IX shall (i) inure to its benefit as to any actions taken or omitted to be taken by it while it was either the Administrative Agent or the Paying Agent, respectively and (ii) survive with respect to any indemnification claim it may have relating to this Agreement, notwithstanding such resignation or removal or termination of this Agreement.”

(pp)Section 11.01 of the Loan Agreement is hereby amended by adding at the end thereof a new sentence reading in in its entirety as follows:

“The obligations under this Section shall survive the termination of this Agreement and the resignation or removal of the Administrative Agent or Paying Agent, as applicable.”

(qq)Section 11.02 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“SECTION 11.02Tax Indemnification.

(a)Any and all payments by or on account of any obligation of the Borrower hereunder shall be made without deduction or withholding for any Taxes, except as required by applicable law.  If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)The Borrower shall indemnify each Recipient and the Paying Agent, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or the Paying Agent, as applicable, or required to be withheld or deducted from a payment to such Recipient or the Paying Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of another Lender Party, shall be conclusive absent manifest error.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(d)Each Lender shall severally indemnify the Administrative Agent and the Paying Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent or the Paying Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.10(h) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or the Paying Agent in connection with this Agreement, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent and the Paying Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or otherwise payable by the Administrative Agent or the Paying Agent to the Lender from any other source against any amount due to the Administrative Agent or the Paying Agent under this paragraph (d).

(e)As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 11.02, the Borrower shall deliver to the Administrative Agent or the Paying Agent, as applicable, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent or the Paying Agent.

(f)(i) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made hereunder shall deliver to the Servicer, the Borrower, the Paying Agent and the Administrative Agent, at the time or times reasonably requested by the Servicer, the Borrower, the Paying Agent or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Servicer, the Borrower, the Paying Agent or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Servicer, the Borrower, the Paying Agent or the Administrative Agent, shall deliver such documentation prescribed by applicable law or reasonably requested by the Borrower, the Paying Agent or the Administrative Agent as will enable the Servicer, the Borrower, the Paying Agent or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 11.02(f)(ii)(A), (ii)(B), and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)Without limiting the generality of the foregoing:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(A)any Lender that is a U.S. Person shall deliver to the Servicer, the Borrower, the Paying Agent and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Servicer, the Borrower, the Paying Agent or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax.

(B)Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Servicer, the Borrower, the Paying Agent or the Administrative Agent), whichever of the following is applicable:

(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest hereunder, executed originals of IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments hereunder, IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)executed originals of IRS Form W-8ECI; or

(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code and (y) executed originals of IRS Form W-8BEN-E.

(C)Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax,

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower, the Paying Agent or the Administrative Agent to determine the withholding or deduction required to be made.

(D)If a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Recipient shall deliver to the Borrower, the Paying Agent and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower, the Paying Agent or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower, the Paying Agent or the Administrative Agent as may be necessary for the Borrower, the Paying Agent and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Any Administrative Agent or Group Agent that is a U.S. Person shall deliver to the Borrower and the Servicer executed originals of IRS Form W-9 certifying that such Person is exempt from U.S. federal backup withholding tax (in each case, if such form was not provided pursuant to Section 11.02(f)(ii)(A) above).  Any Administrative Agent or Group Agent that is not a U.S. Person shall deliver to the Borrower and the Servicer (and in the case of a Group Agent, to the Administrative Agent) two duly completed executed originals of Form W-8IMY certifying that it is a “U.S. branch” and that the payments it receives for the account of others hereunder are not effectively connected with the conduct of its trade or business in the United States and that such Form W-8IMY evidences its agreement with the Borrower to be treated as a “United States person” with respect to such payments (in each case, pursuant to Treasury Regulation section 1.1441-1T(b)(2)(iv)).

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(rr)Section 11.05 of the Loan Agreement is hereby amended by deleting Section 11.05 in its entirety and inserting in lieu thereof a new Section 11.05 in its entirety reading as follows:

“Other Costs and Expenses.  The Borrower shall pay on the first Payment Date which is at least ten (10) Business Days after demand therefor, all actual and reasonable documented costs and expenses of (i) the Lender Parties and the Paying Agent in connection with

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

the administration or amendment of this Agreement, the other Transaction Documents and the other documents to be delivered hereunder, including reasonable and documented fees and out-of-pocket expenses of legal counsel for the Administrative Agent and the Paying Agent, and the actual and reasonable documented fees and expenses incurred by any Conduit Lender in connection with the transactions contemplated by this Agreement in obtaining reaffirmation by any Rating Agency of its rating of the commercial paper notes issued by such Conduit Lender and (ii) the Lender Parties and the Paying Agent in connection with obtaining advice as to its rights and remedies under this Agreement or any other Transaction Document or in connection with the enforcement hereof or thereof, including reasonable and documented counsel fees and expenses of each such Person in connection therewith.”

(ss)Section 12.01 of the Loan Agreement is hereby amended by adding at the end thereof a new sentence reading as follows:

“The provisions of Article IX shall survive the termination of this Agreement and the resignation or removal of the Administrative Agent or the Paying Agent.”

(tt)Section 12.02 of the Loan Agreement is hereby amended as follows:

(a)in clause (a), inserting the phrase “, the Paying Agent” after the phrase “No failure on the part of the Group Agents, the Conduit Lenders, the Committed Lenders”; and

(b)in clause (b), at the end of the first sentence, inserting the sentence reading as follows:

“No amendment, waiver or consent shall, unless in writing and signed by the Paying Agent, affect the rights or duties of the Paying Agent, under this Agreement or any other Transaction Documents.”.

(uu)Section 12.05 of the Loan Agreement is hereby amended by inserting after the notice contact information for TFL and before  the notice contact information for the Administrative Agent the contact information for the Paying Agent in its entirety reading as follows:

If to the Paying Agent:	Deutsche Bank Trust Company Americas
Global Securities Services (GSS)
100 Plaza One, 8th Floor

Mail stop: JCY03-0801

Jersey City, New Jersey 07311-3901

Tel: +1 (201) 593-8420

Fax: + (212) 553-2458

Email: Michele.hy.voon@db.com

(vv)Section 12.10 of the Loan Agreement is hereby amended as follows:

(a)inserting the letter “(a)” before the word “Binding.”;

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(b)in clause (b), (A) inserting the letter “(A)” after the phrase “and permitted assigns” and before “to any”, (B) inserting the phrase “Program Provider or Affiliate of a” after the phrase “to any” and before the phrase” Program Support Provider of such Conduit Lender”, (C) inserting the phrase “, any commercial paper issuer supported by a Program Support Provider” after the phrase “Program Support Provider of such Conduit Lender” and before the phrase “or any collateral agent or collateral trustee” and (D) inserting the letter “(B)” after the phrase “restriction of any kind or” and before the phrase “with the prior written consent of the Borrower”; and

(c)in clause (e), deleting clause (e) in its entirety and inserting in lieu thereof the term “[Reserved].”

(ww)Section 12.11 of the Loan Agreement is hereby amended as follows:

(a)inserting the phrase “the Paying Agent,” after the phrase “The Administrative Agent, each Group Agent, each Lender,”;

(b)deleting the phrase “(except counsel and auditors)” after the phrase “such information to outside parties”;

(c)after the phrase “to, or for the account of, a commercial paper issuer,” and before the phrase “and its or their counsel and auditors,”, inserting the sentence reading as follows:

“any person acting or proposed to act as a placement agent, dealer or investor with respect to any commercial paper notes issued by or on behalf of a Conduit Lender (provided that any confidential information provided to any such placement agent, dealer or investor does not reveal the identity of the Borrower, TFL or any Affiliate thereto and is limited to information of the type that is typically provided to such entities by asset backed commercial paper conduits)”;

(d)after the phrase “(d) as required or requested by an Official Body” and before “or pursuant to legal process”, inserting the phrase reading as follows:

“, regulatory, self-regulatory or supervisory authority having proper jurisdiction”; and

(e)at the end of clause (e), deleting word “and” and inserting in lieu thereof the phrase reading as follows:

“(f) to its attorneys, accountants, agents and Affiliates on a need to know basis provided that each such person to whom disclosure is made shall abide by the confidentiality provisions of this Section 12.11 and (g)”.

(xx)Section 12.13 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“SECTION 12.13No Petition.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

(a)Each party hereto agrees, prior to the date which is one (1) year and one (1) day after the payment in full of all indebtedness for borrowed money of the Borrower, not to acquiesce, petition or otherwise, directly or indirectly, invoke, or cause the Borrower to invoke, the process of any Official Body for the purpose of (i) commencing or sustaining a case against Borrower, under any federal or state bankruptcy, insolvency or similar law (including the Bankruptcy Code), (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Borrower, or any substantial part of the property of the Borrower, or (iii) ordering the winding up or liquidation of the affairs of the Borrower.

(b)Each party hereto agrees, prior to the date which is one (1) year and one (1) day after the payment in full of all indebtedness for borrowed money of any Conduit Lender, not to acquiesce, petition or otherwise, directly or indirectly, invoke, or cause such Conduit Lender to invoke, the process of any Official Body for the purpose of (i) commencing or sustaining a case against such Conduit Lender, under any federal or state bankruptcy, insolvency or similar law (including the Bankruptcy Code or similar law in another jurisdiction), (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for such Conduit Lender, or any substantial part of the property of such Conduit Lender, or (iii) ordering the winding up or liquidation of the affairs of such Conduit Lender.”

(yy)Section 12.18 of the Loan Agreement is hereby amended as follows:

(a)inserting the phrase “, the Paying Agent, the Administrative Agent” (A) after the phrase “or any of their Affiliates against any Lender Party,” (B) after the phrase “No claim may be made by any Lender Party,” and (C) after the phrase “in connection therewith and each Lender Party,”;

(b)deleting the word “its” and inserting the phrase “their respective” (A) before the phrase “Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages” and (B) before the phrase “Affiliates against the Borrower, TFL, or any of their Affiliates,” and

(c)inserting at the end of Section 12.18 a new sentence in its entirety reading as follows:

“In no event shall the Paying Agents be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.”

(zz)Section 12.22 is hereby amended by deleting Section 12.22 in its entirety and inserting in lieu thereof a new Section 12.22 in its entirety reading as follows:

“Limited Recourse Against Conduit Lenders. Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, no Conduit Lender shall have any obligation to pay any amount required to be paid by it hereunder or thereunder in excess of any amount received pursuant to this Agreement and available to such Conduit Lender after paying or making provision for the payment of its Short-Term Notes. All payment obligations of any Conduit

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Lender hereunder are contingent upon the availability of funds received pursuant to this Agreement in excess of the amounts necessary to pay Short-Term Notes; and each of the Borrower, TFL and the Secured Parties agrees that they shall not have a claim under Section 101(5) of the Bankruptcy Code (or similar law in another jurisdiction) if and to the extent that any such payment obligation exceeds the amount received pursuant to this Agreement and available to any Conduit Lender to pay such amounts after paying or making provision for the payment of its Short-Term Notes. Notwithstanding the foregoing, the obligations of a Conduit Lender to the Borrower or TFL resulting from the gross negligence or willful misconduct of such Conduit Lender (as finally determined by a court of competent jurisdiction) or for any expenses incurred by the Borrower or TFL as a result of a breach of this Agreement made by a Conduit Lender shall not be limited to any amounts or funds received pursuant to this Agreement (but shall only be limited to the amounts available to such Conduit Lender after paying or making provision for the payment of its Short Term Notes).”

(aaa)Section 12.24 of the Loan Agreement is hereby inserted to the end of Article XII in its entirety reading as follows:

“U.S. Patriot Act. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States (“Applicable Law”), the Paying Agent is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Paying Agent. Accordingly, each of the parties agree to provide to the Paying Agent, upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Paying Agent to comply with Applicable Law. The Paying Agent will follow its typical Know Your Customer (KYC) process on any other entity which becomes a party to this Agreement (through assignment or otherwise) prior to processing any instructions from such entity.”

(bbb)Schedules 6, 8 and 9 to the Loan Agreement are hereby amended and restated in their entirety as set forth on Schedules 6, 8 and 9 to this Amendment.

2.Joinder of New Groups. The parties hereto acknowledge and agree that, effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 5 below, there shall be created four (4) new Groups under the Loan Agreement (each a “New Group” and collectively, the “New Groups”) as follows: (i) a Group consisting of Bank of America, N.A. (“BANA”), as a Group Agent and a Committed Lender; (ii) a Group consisting of Royal Bank of Canada (“RBC”) as a Group Agent and a Committed Lender and Lakeshore Trust, as a Conduit Lender (“Lakeshore”); (iii) a Group consisting of Credit Suisse AG, New York Branch (“CSNY”), as a Group Agent, Credit Suisse AG, Cayman Islands Branch, as a Committed Lender (“CSCI”) and GIFS Capital Company LLC, as a Conduit Lender (“GIFS”) and (iv) a Group consisting of Barclays Bank PLC (“BBPLC”) as a Group Agent and Committed Lender, and Salisbury Receivables Companies LLC (“Salisbury”), as a Conduit Lender.  Each of BANA, RBC, CSNY and BBPLC in its capacity as a new Group Agent shall be referred to herein individually as a “New Group Agent” and collectively as the “New Group Agents”; each of BANA, RBC, CSCI and BBPLC in its capacity as a new Committed Lender shall be referred to

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

herein individually as a “New Committed Lender” and collectively as the “New Committed Lenders”; each of Lakeshore, GIFS and Salisbury shall be referred to herein individually as a “New Conduit Lender” and collectively as the “New Conduit Lenders” and each of the New Group Agents, the New Committed Lenders and the New Conduit Lenders shall be referred to herein individually as a “New Party” and collectively as the “New Parties.”  By executing and delivering this Amendment, each New Party confirms to and agrees with the Administrative Agent, the Group Agents and the Lenders as follows:

(a)none of the Administrative Agent, the Group Agents or the Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, any Transaction Document or any other instrument or document furnished pursuant thereto, or the Collateral or the financial condition of Tesla, Inc., TFL, the Trust, the Servicer or the Borrower or the performance or observance by TFL, the Trust, the Servicer or the Borrower of any of their respective obligations under the Loan Agreement, any Transaction Document or any other instrument or document furnished pursuant thereto;

(b)each New Party confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become party to the Loan Agreement;

(c)each New Party will, independently and without reliance upon the Administrative Agent, any Group Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement;

(d)the New Committed Lender in each New Group described in this Section 2 appoints and authorizes the related New Group Agent specified in this Section 2 to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to a Group Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article X of the Loan Agreement;

(e)each New Party appoints and authorizes each of the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article IX of the Loan Agreement; and

(f)each New Party agrees that it will perform in accordance with the terms thereof all of the obligations which by the terms of the Agreement are required to be performed by it as a Group Agent, a Committed Lender or a Conduit Lender, as applicable, and agrees to be bound by and subject to the terms of the Loan Agreement applicable to it in such capacity or to parties thereto generally.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

3.Reallocation of Loan Balance. The parties hereto acknowledge and agree that in connection with the joinder of the New Groups, on the Amendment Effective Date, the aggregate Loan Balance shall be reallocated such that, immediately after giving effect to such joinder, the portion of the Loan Balance funded by each Group as a percentage of the Loan Balance shall be equal to its respective Percentage. Each Lender shall make the payments to, or receive the payments from, one or more other Lenders as specified in the flow of funds prepared by the Administrative Agent and acknowledged and agreed to by the Borrower in connection with this Section and the Borrower acknowledges and agrees that, upon the receipt by each applicable Lender of such payments, each New Group shall be deemed to have made Loans to the Borrower in an amount equal to its respective Percentage of the Loan Balance.

4.Appointment of Paying Agent.  The Borrower hereby appoints Deutsche Bank Trust Company Americas, acting through its office at 60 Wall Street, New York, New York 10005, as the registrar and paying agent in respect of the Loans, upon the terms and subject to the conditions set forth in the Loan Agreement, as amended on the date hereof, and Deutsche Bank Trust Company Americas hereby accepts such appointment. Effective as of the Amendment Effective Date, Deutsche Bank Trust Company Americas is hereby joined as a party to the Loan Agreement.

5.Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction or waiver of the following conditions precedent:

(a)the receipt by the Administrative Agent or its counsel of counterpart signature pages to this Amendment and each other document, certificate and opinion to be executed or delivered in connection with this Amendment, as more fully described on Exhibit A hereto;

(b)each Group Agent shall have received, for the benefit of the Lenders in its related Group, the “Upfront Fee” in accordance with and as defined in the Amended and Restated Fee Letter, dated as of the date hereof, by and among the Borrower, the Group Agents and the Administrative Agent;

(c)no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.; and

(d)the Administrative Agent, the Paying Agent and each Group Agent shall have received such other documents, instruments and agreements as the Administrative Agent, the Paying Agent or such Group Agent may have reasonably requested.

6.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants to the Administrative Agent, each Group Agent, each Lender and the Paying Agent as of the date hereof that:

(a)This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and are enforceable against the

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Borrower in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b)Upon the effectiveness of this Amendment, the Borrower hereby affirms that all representations and warranties made by it in Article IV of the Loan Agreement, as amended, are correct in all material respects on the date hereof as though made as of the effective date of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(c)As of the date hereof, no Default, Event of Default or Potential Servicer Default shall have occurred or be continuing, the Termination Date shall not have occurred and no Event of Bankruptcy shall have occurred with respect to TFL or Tesla, Inc.

7.Reference to and Effect on the Loan Agreement.

(a)Upon the effectiveness of Section 1 hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect until hereafter terminated in accordance with their respective terms, and the Loan Agreement and such documents, instruments and agreements are hereby ratified and confirmed.

(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

8.Costs and Expenses.  The Borrower agrees to pay all reasonable and actual costs, fees, and out‑of‑pocket expenses (including the reasonable attorneys’ fees, costs and expenses of Sidley Austin LLP, counsel to the Administrative Agent, the Group Agents and the Lenders and Nixon Peabody LLP, counsel to the Paying Agent) incurred by the Administrative Agent, each Group Agent, each Lender and the Paying Agent in connection with the preparation, execution and enforcement of this Amendment.

9.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

10.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

11.Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile (transmitted by telecopier or by email) shall be effective as delivery of a manually executed counterpart of this Amendment.

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[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized signatories as of the date first above written.

TESLA 2014 WAREHOUSE SPV LLC,

as Borrower

By: /s/ Radford Small

Name: Radford Small

Title: Chief Financial Officer / Treasurer

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

DEUTSCHE BANK AG, NEW YORK BRANCH,

as Administrative Agent, as a Group Agent and as

a Committed Lender

By: /s/ Kevin Fagan

Name: Kevin Fagan

Title: Vice President

By: /s/ Katherine Bologna

Name: Katherine Bologna

Title: Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

DEUTSCHE BANK NATIONAL TRUST COMPANY FOR:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Paying Agent

By: /s/ Michele H.Y. Voon

Name: Michele H.Y. Voon

Title: Vice President

By: /s/ Susan Barstock

Name: Susan Barstock

Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CITIBANK, N.A.,

CITIBANK, N.A.,

as a Group Agent and as a Committed Lender

By: /s/ Amy Jo Pitts

Name: Amy Jo Pitts

Title: Vice President

CAFCO, LLC,

as Conduit Lender

By:Citibank, N.A., as Attorney-in-Fact

By: /s/ Amy Jo Pitts

Name: Amy Jo Pitts

Title: Vice President

CHARTA, LLC,

as Conduit Lender

By:Citibank, N.A., as Attorney-in-Fact

By: /s/ Amy Jo Pitts

Name: Amy Jo Pitts

Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CIESCO, LLC,

as Conduit Lender

By:Citibank, N.A., as Attorney-in-Fact

By: /s/ Amy Jo Pitts

Name: Amy Jo Pitts

Title: Vice President

CRC FUNDING, LLC,

as Conduit Lender

By:Citibank, N.A., as Attorney-in-Fact

By: /s/ Amy Jo Pitts

Name: Amy Jo Pitts

Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

BANK OF AMERICA, N.A.,

as a Group Agent and as a Committed Lender

By: /s/ Rahra Macaltao

Name: Rahra Macaltao

Title: Director

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

ROYAL BANK OF CANADA,

as a Group Agent and as a Committed Lender

By: /s/ Angela Nimoh-Etsiakoh

Name: Angela Nimoh-Etsiakoh

Title: Authorized Signatory

By: /s/ Sofia Shields

Name: Sofia Shields

Title: Authorized Signatory

Lakeshore Trust,

as a Conduit Lender

By: /s/ Nur Khan

Name: Nur Khan

Title: Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CREDIT SUISSE AG, NEW YORK BRANCH,

as a Group Agent

By: /s/ Patrick Duggan

Name: Patrick Duggan

Title: Associate

By: /s/ Elie Chau

Name: Elie Chau

Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Committed Lender

By: /s/ Patrick Duggan

Name: Patrick Duggan

Title: Authorized Signatory

By: /s/ Elie Chau

Name: Elie Chau

Title: Authorized Signatory

GIFS CAPITAL COMPANY LLC,

as a Conduit Lender

By: /s/ Thomas J. Irvin

Name: Thomas J. Irvin

Title: Manager

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

BARCLAYS BANK PLC,

as a Group Agent

By: /s/ John McCarthy

Name: John McCarthy

Title: Director

SALISBURY RECEIVABLES COMPANY LLC,

as a Conduit Lender

By:  Barclays Bank PLC, as attorney-in-fact

By: /s/ John McCarthy

Name: John McCarthy

Title: Director

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

EXHIBIT A

LIST OF CLOSING DOCUMENTS

	Document	Responsible Party
1.	Amendment No. 1 to A&R Loan and Security Agreement	W&S
2.	Amended and Restated Fee Letter	Sidley
3.	Good Standing Certificate for Borrower from Secretary of State of Delaware	W&S
4.	Good Standing Certificate for Tesla Finance LLC from Secretary of State of Delaware	W&S
5.	Good Standing Certificate for Tesla Lease Trust from Secretary of State of Delaware	W&S
6.	Secretary’s Certificate of Borrower: (a) Certificate of Formation (b) Limited Liability Company Agreement (c) Resolutions (d) Incumbency	W&S
7.	Bring down UCC lien searches: (a) Tesla Lease Trust (b) TFL (c) Borrower	W&S
8.

Reliance Letter with respect to Winston & Strawn legal opinions regarding security interest matters, enforceability and corporate matters, true sale matters and non-consolidation matters issued on August 17, 2017

W&S
9.	Reliance Letter with respect to RLF legal opinions (4) issued on August 17, 2017	RLF
10.	Reliance Letter with respect to Tesla in-house opinion issued on August 17, 2017	TFL

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 6

Notice Addresses

Borrower:

c/o Tesla, Inc.

3500 Deer Creek Road

Palo Alto, CA 94304

Attention: General Counsel

With a copy to

Tesla, Inc.

3500 Deer Creek Road

Palo Alto, CA 94304

Attention: Legal, Finance

TFL:

c/o Tesla, Inc.

3500 Deer Creek Road

Palo Alto, CA 94304

Attention: General Counsel

With a copy to

Tesla, Inc.

3500 Deer Creek Road

Palo Alto, CA 94304

Attention: Legal, Finance

Administrative Agent:

Deutsche Bank AG, New York Branch

60 Wall Street, 5th Floor

New York, New York 10005

Tel: (212) 250-3001

Fax: (212) 797-5300

Attention: Katherine Bologna
Email: abs.conduits@db.com and katherine.bologna@db.com

Deutsche Bank AG, New York Branch, as Lender:

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Deutsche Bank AG, New York Branch

60 Wall Street, 5th Floor

New York, New York 10005

Tel: (212) 250-3001

Fax: (212) 797-5300

Attention: Katherine Bologna
Email: abs.conduits@db.com and katherine.bologna@db.com

Paying Agent:

Deutsche Bank Trust Company Americas

Deutsche Bank National Trust Company

Global Securities Services (GSS)

100 Plaza One, 8th Floor

Mail stop: JCY03-0801

Jersey City, New Jersey 07311-3901

Tel: +1 (201) 593-8420

Fax: +1 (212) 553-2458
Email: michele.hy.voon@db.com

Citibank, N.A., CAFCO LLC, CHARTA LLC, CIESCO, LLC, CRC Funding LLC, as Lenders:

c/o Citibank, N.A.

Global Securitized Products

750 Washington Blvd., 8th Floor

Stamford, CT 06901

Attention: Robert Kohl

Telephone: 203-975-6383

Email: Robert.kohl@citi.com

c/o Citibank, N.A.

Global Loans – Conduit Operations

1615 Brett Road Ops Building 3

New Castle, DE 19720

Telephone: 302-323-3125

Email: conditoperations@citi.com

Credit Suisse AG, New York Branch / Credit Suisse AG, Cayman Islands Branch:

c/o Credit Suisse AG, New York Branch

11 Madison Avenue, 4th Floor

New York, New York 10010

Telephone: 212-325-0432

Attention: Kenneth Aiani

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Email: kenneth.aiani@credit-suisse.com; patrick.duggan@credit-suisse.com; list.afconduitreports@credit-suisse.com; abcp.monitoring@credit-suisse.com

GIFS Capital Company:

227 West Monroe Street, Suite 4900

Chicago, IL 60696

Telephone: 312-977-4588

Attention: Mark Matthews

Email: mark.matthews@guggenheimpartners.com

Royal Bank of Canada / Lakeshore Trust:

c/o RBC Capital Markets

200 Vesey Street

New York, New York 10281

Attention: Angela Nimoh

Telephone: 212-428-6296

Fax: 212-428-6308

Email: conduit.management@rbccm.com; rgeoghegan@rbccm.com; angela.nimoh@rbccm.com; sofia.shields@rbccm.com

Barclays Bank PLC / Salisbury Receivables Company LLC:

c/o Barclays Bank PLC

745 Seventh Avenue, 5th Floor

New York, New York 10019

Telephone: 212-526-7161

Email: asgreports@barclays.com; barcapconduitops@barclays.com; john.j.mccarty@barclays.com; martin.attea@barclays.com; jonathan.wu@barclays.com; david.hisrchy@barclays.com; eric.k.chang@barclays.com; eugene.golant@barclays.com.

Bank of America, N.A.:

Bank of America, N.A.

214 N. Tryon Street

Charlotte, North Carolina 28255

Attention: Judith Helms

Telephone: 980-387-1693

Email: judith.a.helms@baml.com

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 8

Commitments of Lenders

Committed Lender	Commitment
Deutsche Bank AG, New York Branch	$139,397,947.21
Citibank, N.A.	$139,397,947.21
Credit Suisse AG, Cayman Islands Branch	$62,729,076.24
Royal Bank of Canada	$61,567,426.68
Barclays Bank PLC	$61,567,426.68
Bank of America, N.A.	$46,465,982.40
Total:	$511,125,806.42

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Schedule 9

Short-Term Note Rate

The Short-Term Note Rate applicable to each of CAFCO, LLC, CHARTA, LLC, CIESCO, LLC, CRC Funding, LLC for any Interest Period (or portion thereof), shall be determined as follows: (a) to the extent that such Conduit Lender funds its Percentage of the Loan Balance during such Interest Period with Short-Term Notes, the per annum rate equal to the weighted average of the rates at which all Short-Term Notes issued by such Conduit Lender to fund its Percentage of the Loan Balance during such Interest Period were sold, which rates include all dealer commissions and other costs of issuing such Short-Term Notes, whether any such Short-Term Notes were specifically issued to fund its Percentage of the Loan Balance or are allocated, in whole or in part, to such funding, and (b) otherwise, the Bank Interest Rate.

The Short-Term Note Rate applicable to Lakeshore Trust and GIFS Capital Company LLC means, for any day during any Interest Period, the per annum rate equivalent to (a) the rate (expressed as a percentage and an interest yield equivalent and calculated on the basis of a 360-day year) or, if more than one rate, the weighted average thereof, paid or payable by such Conduit Lender from time to time as interest on or otherwise in respect of the Short-Term Notes issued by such Conduit Lender that are allocated, in whole or in part, by such Conduit’s Lender’s agent to fund the purchase or maintenance of the Loans outstanding made by such Conduit Lender (and which may also, in the case of a pool-funded conduit Conduit Lender, be allocated in part to the funding of other assets of such Conduit Lender and which Short-Term Notes need not mature on the last day of any Interest Period) during such Interest Period as determined by such Conduit Lender’s agent, which rates shall reflect and give effect to (i) certain documentation and transaction costs (including, without limitation, dealer and placement agent commissions, and incremental carrying costs incurred with respect to Short-Term Notes maturing on dates other than those on which corresponding funds are received by such Conduit Lender) associated with the issuance of the Conduit Lender’s Short-Term Notes, and (ii) other borrowings by such Conduit Lender, including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market, solely to the extent such amounts are allocated, in whole or in part, by the Conduit Lender’s agent to fund such Conduit Lender’s purchase or maintenance of the Loans outstanding made by such Conduit Lender during such Interest Period; provided, that, if any component of such rate is a discount rate, in calculating the applicable “Short-Term Note Rate” for such day, such Conduit Lender’s agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

The Short-Term Note Rate applicable to Salisbury Receivables Company LLC shall mean, for each day during an Interest Period, the greater of (x) zero and (y) the weighted average rate at which interest or discount is accruing on or in respect of the Short-Term Notes with respect to such Conduit Lender allocated, in whole or in part, by the related Agent, to fund the purchase or maintenance of such portion of such Loan Balance (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Short-Term Notes and any costs associated with funding small or odd-lot amounts, to the extent that such

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

commissions or costs are allocated, in whole or in part, to such Short-Term Notes by such Agent); provided, that, notwithstanding anything herein to the contrary, the Short-Term Note Rate with respect to Salisbury Receivables Company LLC shall, at the election of the related Agent, be determined by such Agent by application of this definition of Short-Term Note Rate with the words “short-term promissory notes of Sheffield Receivables Company LLC” replacing the words “Short-Term Notes with respect to such Conduit Lender” or “such Short-Term Notes” wherever they appear herein.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.